                                ESCROW AGREEMENT

THIS AGREEMENT is made effective as of the 29th day of December, 2000 among VOICE MOBILITY INTERNATIONAL, INC. ("VMI"), a Nevada corporation, and PAXXVIII HOLDINGS LTD., MADRONA INVESTMENTS LTD., WYNDEL CONSULTING LTD. and ALLIANCE EQUITIES LTD. (referred to herein collectively as "Investors") and OB SERVICES, INC. ("Escrow Agent"), an affiliate of OWEN, BIRD, Barristers and Solicitors.

         WITNESSES THAT WHEREAS:

A. Pursuant to subscription agreements (the "Subscription Agreement") made as of the 29th day of December, 2000, Investors have agreed to purchase from VMI and VMI has agreed to issue to Investors an aggregate of $2,000,000 of newly designated Series B Non-Voting Convertible Preferred Stock of the capital stock of VMI (the "Preferred Stock") and warrants to purchase up to 500,000 shares of Common Stock of VMI at $1.75 per share up to November 30, 2003 (the "Warrants").

B. Investors have agreed to pay the full amount of the subscription price for the Preferred Stock (the "Investors' Funds") into Escrow Agent's trust account, to be held and disbursed in accordance with the terms of this Agreement.

C. Escrow Agent has agreed to hold and deal with the Investors' Funds in accordance with this Agreement.

NOW THEREFORE in consideration of the premises, the mutual covenants and conditions herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1 DEFINED TERMS. For all purposes of this Agreement, the following terms have the following meanings, with such meanings to be equally applicable to both the singular and plural forms of the respective terms:

         a) "Business Day" means a day other than Saturday, Sunday or any statutory holiday in British Columbia.

         b) "Escrow Agent" means OB Services Inc. or its successor in the capacity as escrow agent under this Agreement from time to time.

         c) "Escrowed Funds" means the amount of US$1,999,985 in readily payable funds less any amounts paid out by the Escrow Agent from time to time pursuant to this Agreement.

         d) "Escrowed Documents" means 666,667 shares of Preferred Stock to be held and dealt with in accordance with the terms of this Agreement.

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1.2      ENTIRE AGREEMENT. This Agreement including any exhibits or schedules hereto and all documents delivered in support hereof sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature.

1.3 GOVERNING LAW. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the Province of British Columbia and all parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

1.4 SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby.

1.5 SUCCESSORS AND ASSIGNS. This Agreement and all action taken hereunder in accordance with the terms hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

1.6 COUNTERPARTS/HEADINGS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The headings contained herein are for purposes of reference only and shall not affect nor shall they be taken into consideration in determining the meaning or interpretation of the provisions hereof.

1.7 AMENDMENT/WAIVER. This Agreement shall not be changed, modified or amended except in writing signed by all the parties hereto. No failure or delay on the part of any party hereto in the exercise of any right hereunder in enforcing or requiring the compliance or performance by any of the other parties of any of the terms or conditions of this agreement shall operate as a waiver of any such right, or constitute a waiver of a breach of any such terms or conditions, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right, nor shall any of the aforementioned failures or delays affect or impair such rights generally in any way. The waiver by any party of a breach of any term or condition of this Agreement by any other party shall not operate as nor shall it be construed as a waiver of any subsequent breach thereof.

1.8      TIME.  Time shall be in all respects of the essence herein.


                                    ARTICLE 2
                   APPOINTMENT OF ESCROW AGENT AND SUCCESSORS

2.1 PURPOSE OF AGREEMENT. This Agreement and the escrow created herein has been executed, delivered and established for the purpose of holding and delivering the Investors' Funds and the Escrowed Documents in accordance with the terms of the Subscription Agreement.

2.2 APPOINTMENT OF ESCROW AGENT. Investors and VMI hereby appoint Escrow Agent to act as the escrow agent hereunder and Escrow Agent accepts its appointment and designation as such pursuant and subject to the terms and conditions herein.

2.3 SUCCESSORS. Escrow Agent may at any time resign by giving not less than 10 Business Days prior written notice to each of the other parties hereto, and shall be discharged of its duties hereunder upon the expiration of the said 10 Business Days or upon the earlier appointment of a successor. In the event of such resignation, a successor escrow agent will be selected by Investors and VMI jointly in writing and such successor shall thereupon receive the Certificate herein and shall succeed to all the rights and duties of Escrow Agent as set forth herein.

                                    ARTICLE 3
                               ESCROW ARRANGEMENTS

3.1 DELIVERY OF ESCROWED DOCUMENTS. The Escrow Agent confirms that it has received from Investors and holds in trust the Escrowed Funds, to be held and dealt with in accordance with the terms of this Agreement. The Escrow Agent further confirms that it has received from VMI certificates representing an aggregate of 666,667 shares of Preferred Stock and holds in trust such certificates, to be held and dealt with in accordance with the terms of this Agreement (the "Escrowed Documents").

3.2 NOTICE BY VMI. If at any time VMI delivers to Escrow Agent a statutory declaration of a director or senior officer of VMI (the "VMI Statutory Declaration") stating that, pursuant to the Subscription Agreement, VMI is entitled to be paid a portion of the Escrowed Funds then Escrow Agent will within a reasonable time deliver a copy of the VMI Statutory Declaration (the "Investors Copy") to Investors.

3.3 PAYMENT TO VMII. If Escrow Agent has not received from Investors within 15 Business Days of deemed receipt by Investors of the Investors Copy (the "Investors Dispute Period") a statutory declaration of a director or senior officer of one of the Investors stating that VMI is not entitled to have paid to it the amount specified in the VMI Statutory Declaration (a "Investors Dispute Notice") then Escrow Agent will, without the need for further consultation with or authorization from Investors, pay the amount specified in the VMI Statutory Declaration to the order of VMI; provided that with respect to the first disbursement of Escrowed Funds currently anticipated to be made on January 15, 2001, the Investors Dispute Period shall be shortened to such period of time necessary to accomplish such first disbursement on January 15, 2001.

3.4 NON-DELIVERY TO VMI. If Escrow Agent receives a Investors Dispute Notice within the Investors Dispute Period then Escrow Agent will not pay the amount specified in the VMI Statutory Declaration to VMI but will continue to hold the Escrowed Funds until directed in writing by both Investors and VMI or ordered by a court of competent jurisdiction.

3.5 NOTICE OF NON-ENTITLEMENT BY INVESTORS. If, at any time, Investors delivers to Escrow Agent a statutory declaration of a director or senior officer of one of the Investors (the "Investors Statutory Declaration") stating that VMI is not entitled to have any further amounts paid to it out of the Escrowed Funds then Escrow Agent will within a reasonable time deliver a copy of the Investors Statutory Declaration (the "VMI Copy") to VMI.

3.6 DELIVERY TO INVESTORS. If Escrow Agent has not received from VMI within 15 Business Days of deemed receipt by VMI of the VMI Copy (the "VMI Dispute Period") a statutory declaration of a director or senior officer of VMI stating that VMI is entitled to have further amounts paid to it out of the Escrowed Funds pursuant to the Subscription Agreement (a "VMI Dispute Notice") then Escrow Agent will, without the need for further consultation with or authorization from VMI, pay the Escrowed Funds to Investors.

3.7 NON-DELIVERY TO INVESTORS. If Escrow Agent receives a VMI Dispute Notice within the VMI Dispute Period then Escrow Agent will cease to make any further payments out of the Escrowed Funds until directed in writing by both Investors and VMI or ordered by a court of competent jurisdiction.

3.8 DELIVERY OF ESCROWED DOCUMENTS. Concurrent with each disbursement of Escrowed Funds to VMI, VMI shall instruct the Escrow Agent to release to the Investors certificates representing such number of shares of Preferred Stock, as previously deposited into the escrow with the Escrow Agent, to the Investors in such denominations as directed by VMI, which VMI agrees shall correspond to the amount of Escrowed Funds so disbursed and in accordance with the terms of the Subscription Agreement. Upon execution of this Agreement, VMI shall deliver directly to the Investors (and outside of the escrow) the certificates representing the number of Warrants to be issued to each Investor pursuant to the terms of the Subscription Agreement.

3.9 INVESTMENT OF ESCROWED FUNDS. Escrow Agent shall invest the Escrowed Funds in such investment accounts as directed by a senior officer of VMI.


                                    ARTICLE 4
                              TERMINATION OF ESCROW

4.1 TERMINATION OF ESCROW. This Agreement and the rights and obligations of the parties hereto shall terminate when the Escrowed Funds and Escrowed Documents have been delivered to VMI or returned to Investors in accordance with the terms of this Agreement.

                                    ARTICLE 5
               RIGHTS, DUTIES AND REMUNERATION OF THE ESCROW AGENT

5.1 FEES. VMI and Investors will each indemnify Escrow Agent for its reasonable fees and expenses for acting as escrow agent hereunder.

5.2 RIGHTS OF ESCROW AGENT. Escrow Agent may act upon any instrument or other writing or transmission reduced to writing believed by it in good faith to be genuine and to be signed or presented by the proper person. Escrow Agent shall not be liable to any of the parties hereto for any liability or losses sustained by any of them as a result of any action taken or omitted to be taken by it in good faith unless a court of competent jurisdiction determines that Escrow Agent's wilful misconduct or gross negligence was the primary cause of any such loss. Escrow Agent may consult with qualified outside counsel of its choice at all reasonable times, and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

5.3 INDEMNITY. The parties hereto agree, jointly and severally, to indemnify and save harmless Escrow Agent from all costs, expenses (including legal fees and disbursements on a solicitor and own client basis), liabilities and losses that may be incurred by it as a result of being named a party to or responding to any litigation arising from the performance of its duties hereunder, except such litigation that arises from any act or failure to act by Escrow Agent that is determined by a court of competent jurisdiction to constitute wilful misconduct or gross negligence of Escrow Agent.

5.4 NO LIABILITY. The duties and responsibilities of Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. Escrow Agent shall not have any liability under, and shall have no duty to inquire into the terms and provisions of, any other Agreement, or instructions, other than as set forth or contemplated in this Agreement.

5.5 DIRECTIONS. If Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, Escrow Agent shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely the Certificate until it shall be directed otherwise in a written notice satisfactory to Escrow Agent from the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

5.6 INTERPLEADER. In the event of a dispute between any of the parties to this Agreement and where Escrow Agent deems it necessary for its protection to do so, Escrow Agent may deposit the Certificate into a court of competent jurisdiction and, subject to any order of such court, shall thereafter have no further duties in connection therewith to any of the parties hereto.

5.7 DIRECTIONS FROM THE PARTIES. Escrow Agent shall be entitled to rely upon directions from William E. Krebs or such other individual as he may appoint in writing as directions from Investors for all purposes hereof. Escrow Agent shall be entitled to rely upon directions from the Chief Executive Officer, the President or the Chief Financial Officer, or such other individual(s) as any of them may appoint in writing as directions from VMI for all purposes hereof.

                                    ARTICLE 6
                               RELEASE CONDITIONS

6.1 DRAW OF FUNDS. VMI and the Investors hereby agree that, subject to the conditions precedent set forth in Section 6.2 below, up to $500,000 of the Escrowed Funds may be paid to VMI on each of January 15, 2001, January 31, 2001, February 15, 2001 and February 28, 2001 in increments, at the discretion of VMI, of $100,000. Concurrent with each draw of Escrowed Funds, the Escrow Agent shall pay to VMI all accrued interest on the amount of the Escrowed Funds so disbursed to VMI.

6.2 CONDITIONS PRECEDENT OF FIRST DRAW. VMI and the Investors hereby agree that the first draw on January 15, 2001, shall be subject to the consummation of the following conditions precedent:

         (a)      A Budget approved by the Board of Directors of VMI;

         (b)      A Revenue Forecast approved by the Board of Directors of VMI;
and

         (c) A Technology Development and Implementation Plan approved by the Board of Directors of VMI.

Other than the foregoing conditions precedent, VMI and the Investors agree that no other conditions precedent shall exist with respect to any disbursement or draw of the Escrowed Funds.

6.3 RETRACTION. VMI hereby agrees with the Investors that in the event funds are available in excess of VMI's working capital requirements, then VMI shall at such time such excess funds are available, if any, and prior to June 30, 2001, retract the sale of the Preferred Stock pursuant to the Subscription Agreement to the extent of such excess funds, by refunding to the Investors the amount of such excess funds (to a maximum of the amount of the Escrowed Funds disbursed to VMI) and instructing the Escrow Agent to return to the Investors the balance of any Escrowed Funds, if any, together with all accrued and unpaid dividends on such Preferred Stock to the date(s) of such repayment/return of such amounts. The amount of any accrued interest on the balance of the Escrowed Funds so returned to the Investors shall be credited towards the amount of accrued dividends to be paid to Investors by VMI on such Preferred Stock. As conditions to any such retraction, Investors shall deliver to VMI the number of shares of Preferred Stock previously issued to Investors in the amount so repaid by VMI (and at the original price per share issued to Investors), free and clear of all liens, security interests, claims, pledges and encumbrances of any kind, together with the share certificates representing such shares of Preferred Stock, duly endorsed for transfer, whereupon VMI will cancel such shares. Upon delivery of the balance of such Escrowed Funds to the Investors pursuant to such a return of funds, VMI shall be entitled to instruct the Escrow Agent to return to VMI all certificates representing shares of Preferred Stock held by Escrow Agent and not previously delivered to Investors, whereupon VMI will be entitled to cancel all such shares. In the event any Investor fails to deliver such certificates representing such shares, VMI shall be entitled to deposit the funds with the Escrow Agent under an escrow account for the benefit of such Investor, and thereafter treat such shares of Preferred Stock as cancelled for all purposes. Any outstanding shares of Preferred Stock not retracted or refunded hereunder by June 30, 2001, shall be subject to conversion into Common Stock to the extent set forth in the Articles of Incorporation, as amended, of VMI. Any retraction or refund hereunder shall not affect any Warrants issued under the Subscription Agreement and such Warrants shall remain outstanding regardless of any retraction or refund.

6.4 OBLIGATIONS OF ESCROW AGENT. The provisions of this Article 6 are intended to define the rights and obligations of VMI, on the one hand, and the Investors on the other, and except as set forth in Article 3 hereof, the Escrow Agent shall have no obligations whatsoever to make any determinations under this
Article 6 and shall follow the instructions of the VMI and the Investors as set forth in Article 3 hereof.

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1 NOTICES. All notices, requests, demands and other communications pursuant to this Agreement shall be in writing, addressed to the respective parties hereto at their addresses referred to below (or to such other address as any party may advise the other parties of by notice) and shall be deemed to have been given and received: (i) the next Business Day, if by hand delivery or overnight courier sent on a Business Day; (ii) three Business Days following post-paid registered or certified mailing if mailed in Canada or the United States of America, or (iii) upon written acknowledgement of facsimile transmission; provided however, that in all cases, all notices, requests, demands and other communications to Escrow Agent shall be deemed to have been given and received on the date actually received by Escrow Agent:

To Investors:
                                -------------------
                                -------------------
                                ATTENTION:
                                -------------------
                                Facsimile:
                                          ---------

To VMI:                         Voice Mobility International, Inc.
                                Suite 180
                                13777 Commerce Parkway
                                Richmond, British Columbia V6V 2X3
                                ATTENTION:  CHIEF FINANCIAL OFFICER
                                Facsimile:  (604) 232-4826

                                With copy to:

                                Crosby, Heafey, Roach & May, P.C.
                                1901 Avenue of the Stars, Suite 700
                                Los Angeles, California 90067
                                Attention:  John M. Iino, Esq.
                                Facsimile: (310) 734-5299

To Escrow Agent:                OB Services Inc.
                                Suite 2900 - 595 Burrard Street
                                Vancouver, B.C. V7X 1J5
                                ATTENTION:  IAN W. MUIRHEAD
                                Facsimile:  604.688.2827

7.2 DELIVERY BY FAX. This Agreement may be effectively delivered by any party hereto by transmitting by facsimile a copy hereof executed by such party to each of the other parties as provided for herein.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

VOICE MOBILITY INTERNATIONAL, INC.               PAXXVIII HOLDINGS LTD.

Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                             Authorized Signatory

MADRONA INVESTMENTS LTD.,                        ALLIANCE EQUITIES LTD.


Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                             Authorized Signatory

WYNDEL CONSULTING LTD.                           OB SERVICES INC.


Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                             Authorized Signatory

                       AMENDMENT NO. 1 TO ESCROW AGREEMENT

         Reference is made to the Escrow Agreement (the "Agreement") dated as of December 29, 2000 among VOICE MOBILITY INTERNATIONAL, INC. ("VMI"), a Nevada corporation, and PAXXVIII HOLDINGS LTD., MADRONA INVESTMENTS LTD., WYNDEL CONSULTING LTD. and ALLIANCE EQUITIES LTD. (referred to herein collectively as "Investors") and OB SERVICES, INC. ("Escrow Agent"), an affiliate of OWEN, BIRD, Barristers and Solicitors. Pursuant to Section 1.7 of the Agreement, the parties hereby amend the Agreement as set forth below:

         1. The first sentence of Section 6.3 (RETRACTION) is hereby amended in its entirety to read as follows: "VMI hereby agrees with the Investors that in the event funds are available in excess of VMI's working capital requirements, then VMI shall have the right, at its option, at such time such excess funds are available, if any, and prior to June 30, 2001, to retract the sale of the Preferred Stock pursuant to the Subscription Agreement to the extent of such excess funds, by refunding to the Investors the amount of such excess funds (to a maximum of the amount of the Escrowed Funds disbursed to VMI) and instructing the Escrow Agent to return to the Investors the balance of any Escrowed Funds, if any, together with all accrued and unpaid dividends on such Preferred Stock to the date(s) of such repayment/return of such amounts."

         2. Except as provided herein, the Agreement shall remain unaffected and in full force and effect.

         IN WITNESS WHEREOF the parties have executed and delivered this Amendment effective as of date first above written.

VOICE MOBILITY INTERNATIONAL, INC.               PAXXVIII HOLDINGS LTD.

Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                             Authorized Signatory

MADRONA INVESTMENTS LTD.,                           ALLIANCE EQUITIES LTD.


Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                            Authorized Signatory

WYNDEL CONSULTING LTD.                              OB SERVICES INC.


Per:  /s/                                        Per:  /s/
    ----------------------------------------         -----------------------------------------
      Authorized Signatory                             Authorized Signatory